EXHIBIT 99.6

WaMu Mortgage Pass-Through Certificates
Series 2005-AR18 Marketing Materials

Hybrid ARMS

[$958,141,000] (Approximate, Subject to +/- 10% Variance)

WaMu Asset Acceptance Corp.
Depositor

Washington Mutual Bank
Servicer

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet	Preliminary Term Sheet

WaMu Mortgage Pass-Through Certificates, Series 2005-AR18
[$958,141,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
5/1, 7/1 and 10/1 Hybrid, Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (2)	WAL (Yrs) To Wtd Avg CPB/Mat (3)	Pmt Window (Mths) To Wtd Avg CPB/Mat (3)	Interest Rate Type	Tranche Type	Expected Ratings S&P and Fitch
1-A1	$ 461,743,000	1.40 / 1.40	1-39 / 1-39	Variable (4)	Senior	AAA/AAA
1-A2	$ 117,871,000	4.10 / 4.14	39-58 / 39-62	Variable (4)	Senior	AAA/AAA
1-A3	$ 158,853,000	4.98 / 8.42	58-60 / 62-360	Variable (4)	Senior	AAA/AAA
1-A4	$ 31,973,000	2.60 / 3.35	1-60 / 1-360	Variable (4)	Senior	AAA/AAA
2-A1	$ 48,844,000	1.80 / 1.80	1-55 / 1-55	Variable (4)	Senior	AAA/AAA
2-A2	$ 16,558,000	6.31 / 7.92	55-84 / 55-360	Variable (4)	Senior	AAA/AAA
2-A3	$ 2,832,000	2.94 / 3.35	1-84 / 1-360	Variable (4)	Senior	AAA/AAA
3-A1	$ 119,467,000	3.21 / 3.38	1-120 / 1-360	Variable (4)	Senior	AAA/AAA
R	$ 100	Not Offered Hereby			Senior/Residual	AAA/AAA
B1	$ 23,516,000	Not Offered Hereby		Variable (5)	Subordinate	AA/NR
B2	$ 7,004,000			Variable (5)	Subordinate	A/ NR
B3	$ 4,503,000			Variable (5)	Subordinate	BBB/NR
B4	$ 3,002,000	Privately Offered Certificates		Variable (5)	Subordinate	BB/NR
B5	$ 2,501,000			Variable (5)	Subordinate	B/NR
B6	$ 2,003,312			Variable (5)	Subordinate	NR/NR
Total:	$ 1,000,670,412

(1)     Distributions on the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates will be derived primarily from a pool of 5/1 adjustable rate mortgage loans (“Group I Mortgage Loans”).  Distributions on the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates will be derived primarily from a pool of 7/1 adjustable-rate mortgage loans (“Group II Mortgage Loans”).  Distributions on the Class 3-A1 Certificates will be derived primarily from a pool of 10/1 adjustable-rate mortgage loans (“Group III Mortgage Loans”).  Distributions on the Subordinate Certificates will be derived from the Group I and Group II and Group III Mortgage Loans.  Distributions on the Class R Certificates will be derived from the Group I, Group II or the Group III Mortgage Loans.

(2)     Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(3)     WAL and Payment Window for the Class A Certificates are shown to a pricing prepayment speed to the reset date (CPB) (as described herein) and to Maturity.

(4)     For every Distribution Date, the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates will have an interest rate equal to the Net WAC of the Group I Mortgage Loans.  For every Distribution Date, the Class 2-A1, Class 2-A2 and Class 2-A3 Certificates will have an interest rate equal to the Net WAC of the Group II Mortgage Loans.   For every Distribution Date, the Class 3-A1 Certificates will have an interest rate equal to the Net WAC of the Group III Mortgage Loans.

(5)     For each Distribution Date, the Subordinate Certificates will have an interest rate equal to the weighted average of the Net WAC of the Group I, the Group II and the Group III Mortgage Loans.

Depositor: WaMu Asset Acceptance Corp. (“WAAC”).

Servicer: Washington Mutual Bank (“WMB”).

Co-Lead Manager: WaMu Capital Corp. and Goldman Sachs & Co.

Trustee: Deutsche Bank

Rating Agencies: It is expected that the Senior Certificates will be rated by [Standard & Poor’s and Fitch].  The Subordinate Certificates other than the Class B-6 Certificates will be rated by only one rating agency.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date: December 1, 2005.

Expected Pricing Date: On or about December [7], 2005.

Closing Date: On or about December 22, 2005.

Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2006.

Servicing Fee: [0.375]% per annum of the principal balance of each of the Group I Mortgage Loans.

 [0.250]% per annum of the principal balance of each of the Group II Mortgage Loans

 [0.250]% per annum of the principal balance of each of the Group III Mortgage Loans.

Certificates: The “Senior Certificates” will consist of the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 2-A1, Class 2-A2, Class 2-A3 and Class 3-A1 Certificates (the “Class A Certificates”) and the Class R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates (the “Offered Certificates”) are being offered hereby.

Accrued Interest: The Class A Certificates settle with accrued interest.  The price to be paid by investors for the Class A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([21] days).

Interest Accrual Period: The interest accrual period with respect to the Class A Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment: It is anticipated that the Class A Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificates will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility: The Class A Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificates are not expected to be ERISA eligible.

SMMEA Treatment: The Class A Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the trust which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Compensating Interest: Compensating interest paid by the servicer with respect to each loan group will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the mortgage loans in that loan group made from the 15th day of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the Mortgage Loans in that loan group, any reinvestment income realized by the servicer relating to payoffs on the mortgage loans in that loan group made during the prepayment period, and interest payments on the payoffs in that loan group received during the period of the 1st day through the 14th day of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the Mortgage Loans in that loan group.

Mortgage Loans: As of December 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately [$1,000,670,412] (the “Mortgage Loans”). The Mortgage Loans are non-convertible, adjustable rate One Year CMT or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately [60 months, 84 months or 120] months after the date of origination of each mortgage loan (“5/1 ARM”, “7/1 ARM” and “10/1 ARM”).

5/1 ARM or Group I Mortgage Loans

As of December 1, 2005, the aggregate principal balance of the Group I mortgage loans described herein is approximately [$804,637,462] (the “Group I Mortgage Loans”). Each Group I Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [96.46]% of the Group I Mortgage Loans are scheduled to pay only interest for the first 5 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 25 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties, or shares of cooperative units.  See the attached collateral descriptions for more information.

7/1 ARM or Group II Mortgage Loans

As of December 1, 2005, the aggregate principal balance of the Group II mortgage loans described herein is approximately [$71,262,935] (the “Group II Mortgage Loans”). Each Group II Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [83.52]% of the Group II Mortgage Loans are scheduled to pay only interest for the first 7 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 23 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties, or shares of cooperative units.  See the attached collateral descriptions for more information.

10/1 ARM or Group III Mortgage Loans

As of December 1, 2005, the aggregate principal balance of the Group III mortgage loans described herein is approximately [$124,770,015] (the “Group III Mortgage Loans”). Each Group III Mortgage Loan has an original term to maturity of 30 years.  As of the Cut-off Date, approximately [96.89]% of the Group III Mortgage Loans are scheduled to pay only interest for the first 10 years of its term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize the Mortgage Loan over its remaining 20 year term.  The Mortgage Loans are secured by first liens on one- to four-family residential properties, or shares of cooperative units.  See the attached collateral descriptions for more information.

On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately [$1,000,670,412], subject to an upward or downward variance of no more than 10%.  It is expected that the characteristics of the Mortgage Loans on the closing date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to an upward or downward variance of no more than 10% from amounts shown on the front cover hereof.

Net WAC:  Net WAC is equal to the weighted average of the mortgage interest rates on the Group 1, Group 2, or Group 3 Mortgage Loans, as applicable (as of the second preceding due date) less the per annum rate at which the applicable servicing fee is calculated.

Credit Enhancement: Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.25]% total subordination.

Shifting Interest: Until the first Distribution Date occurring after December 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the

Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
January 2006 – December 2012	0% Pro Rata Share
January 2013 – December 2013	30% Pro Rata Share
January 2014 – December 2014	40% Pro Rata Share
January 2015 – December 2015	60% Pro Rata Share
January 2016 – December 2016	80% Pro Rata Share
January 2017 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates has at least doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2009, and the cumulative realized losses on the Mortgage Loans allocated to the Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed 20%,  the Subordinate Certificates will be entitled to 50% of their pro rata share of Payoffs and Curtailments or (ii) on or after the Distribution Date in January 2009, and the cumulative realized losses on the Mortgage Loans allocated to the Subordinate Certificates, as a percentage of the aggregate class principal balance of the Subordinate Certificates as of the Closing Date, do not exceed 30%, the Subordinate Certificates will be entitled to 100% of their pro rata share of Payoffs and Curtailments.

In the event that a senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan, regardless of any prepayment percentages.

Allocation of Realized Losses: Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates (other than the Class R Certificates) until each respective class principal balance has been reduced to zero as follows:

(a)         any realized losses remaining on the Group I Mortgage Loans will be first applied to the Class 1-A4 certificates and then pro rata to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates;

(b)         any realized losses remaining on the Group II Mortgage Loans will be first applied to the Class 2-A3 Certificates, then to the Class 2-A2 Certificates and then to the Class 2-A1 Certificates; and

(c)         any realized losses remaining on the Group III Mortgage Loans will be applied to the Class 3-A1 Certificates.

Because the Class B Certificates represent interests in all loan groups, the class principal balances of those certificates could be reduced to zero as a result of realized losses on the mortgage loans in any of these loan groups. Therefore, the allocation of realized losses on the mortgage loans from any loan group to the Class B Certificates will reduce the subordination provided by the subordinate certificates to all of the senior certificates, including the senior certificates related to the loan group or loan groups that did not suffer any losses.  This will increase the likelihood that future realized losses may be allocated to the senior certificates related to a loan group that did not suffer any previous losses.

Certificates Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)          Senior Certificates, pro rata based on amounts due, accrued and unpaid interest, at the related Certificate Interest Rate;

2)          From the Group I Mortgage Loans, Class R Certificate principal until its balance is reduced to zero;

3)          From the Group I Mortgage Loans principal, pro rata based on the aggregate certificate principal balance or certificate principal balances, as applicable, of sub-clauses (i) and (ii) below,

i.               to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates, in

sequential order, until the respective certificate principal balances thereof are reduced to zero;

ii.               to the Class 1-A4 Certificates until its certificate principal balance is reduced to zero;

4)          From the Group II Mortgage Loans principal , pro rata based on the aggregate certificate principal balance or certificate principal balances, as applicable, of sub-clauses (i) and (ii) below,

  i.   to the Class 2-A1 and Class 2-A2 Certificates, in

sequential order, until the respective certificate principal balances thereof are reduced to zero;

ii   to the Class 2-A3 Certificates until its certificate principal balance is reduced to zero;

4)           From the Group III Mortgage Loans principal to the Class 3-A1 Certificate, until its certificate principal balance is reduced to zero;

5)          Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective certificate interest rates and the respective shares of principal allocable to such Classes;

6)          Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective certificate interest rates and the respective shares of principal allocable to such Classes; and

7)          Class R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Yield Tables (%)

Class 1-A1 to First Reset Date*

Price: 99.642598	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.33	5.33	5.33	5.33	5.33	5.34
WAL (yr)	3.12	2.39	1.40	1.14	0.81	0.61
MDUR (yr)	2.75	2.14	1.30	1.07	0.77	0.58
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	59	59	39	32	22	16

Class 1-A2 to First Reset Date*

Price: 99.104542	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.46	5.46	5.48	5.51	5.58	5.67
WAL (yr)	4.99	4.95	4.10	3.32	2.32	1.72
MDUR (yr)	4.28	4.25	3.59	2.97	2.13	1.60
First Prin Pay	59	59	39	32	22	16
Last Prin Pay	60	60	58	50	34	25

Class 1-A3 to First Reset Date*

Price: 99.544754	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.35	5.35	5.35	5.35	5.36	5.36
WAL (yr)	5.01	5.01	4.98	4.85	4.15	3.32
MDUR (yr)	4.30	4.30	4.28	4.18	3.63	2.96
First Prin Pay	60	60	58	50	34	25
Last Prin Pay	60	60	60	60	60	60

Class 1-A4 to First Reset Date*

Price: 100.163353	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.17	5.15	5.10	5.08	5.01	4.92
WAL (yr)	3.83	3.36	2.60	2.29	1.77	1.37
MDUR (yr)	3.34	2.95	2.32	2.05	1.61	1.27
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	60	60	60	60	60	60

* Weighted Average Life, Payment Windows, Yield, and Modified Duration are calculated based upon a prepayment speed of 25 CPR to the first reset date (CPB).  CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

Yield Tables (%)

Class 2-A1 to First Reset Date*

Price: 99.976883	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.54	5.51	5.43	5.38	5.28	5.17
WAL (yr)	4.10	3.09	1.80	1.46	1.03	0.77
MDUR (yr)	3.46	2.67	1.64	1.34	0.97	0.74
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	83	83	55	44	31	23

Class 2-A2 to First Reset Date*

Price: 99.991815	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.58	5.58	5.57	5.57	5.55	5.52
WAL (yr)	7.00	6.98	6.31	5.61	4.29	3.24
MDUR (yr)	5.66	5.64	5.18	4.68	3.68	2.86
First Prin Pay	83	83	55	44	31	23
Last Prin Pay	84	84	84	84	84	84

Class 2-A3 to First Reset Date*

Price: 99.448581	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.69	5.70	5.72	5.73	5.75	5.79
WAL (yr)	4.84	4.07	2.94	2.51	1.86	1.40
MDUR (yr)	4.01	3.42	2.52	2.18	1.65	1.27
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	84	84	84	84	84	84

Class 3-A1 to First Reset Date*

Price: 99.481983	10% CPB	15% CPB	25% CPB	30% CPB	40% CPB	50% CPB
Yield	5.72	5.73	5.74	5.75	5.77	5.80
WAL (yr)	6.05	4.83	3.21	2.67	1.90	1.41
MDUR (yr)	4.74	3.88	2.69	2.28	1.68	1.28
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	120	120	120	120	120	120

* Weighted Average Life, Payment Windows, Yield, and Modified Duration are calculated based upon a prepayment speed of 25 CPR to the first reset date (CPB).  CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

Yield Tables (%)

Class 1-A1 to Maturity

Price: 99.642598	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	5.49	5.34	5.33	5.33	5.33	5.34
WAL (yr)	3.66	2.44	1.40	1.14	0.81	0.61
MDUR (yr)	3.14	2.18	1.30	1.07	0.77	0.58
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	100	69	39	32	22	16

Class 1-A2 to Maturity

Price: 99.104542	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	6.02	5.79	5.48	5.51	5.58	5.67
WAL (yr)	10.34	7.12	4.14	3.32	2.32	1.72
MDUR (yr)	7.65	5.76	3.63	2.97	2.13	1.60
First Prin Pay	100	69	39	32	22	16
Last Prin Pay	152	105	62	50	34	25

Class 1-A3 to Maturity

Price: 99.544754	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	6.19	6.09	5.82	5.68	5.51	5.42
WAL (yr)	18.50	13.78	8.42	6.86	4.80	3.51
MDUR (yr)	10.91	9.12	6.46	5.51	4.08	3.09
First Prin Pay	152	105	62	50	34	25
Last Prin Pay	360	360	360	360	360	360

Class 1-A4 to Maturity

Price: 100.163353	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	5.80	5.64	5.38	5.28	5.10	4.96
WAL (yr)	7.92	5.62	3.35	2.72	1.91	1.41
MDUR (yr)	5.63	4.32	2.82	2.35	1.71	1.30
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	360	360	360	360	360	360

Yield Tables (%)

Class 2-A1 to Maturity

Price: 99.976883	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	5.67	5.53	5.43	5.38	5.28	5.17
WAL (yr)	4.68	3.13	1.80	1.46	1.03	0.77
MDUR (yr)	3.82	2.70	1.64	1.34	0.97	0.74
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	139	96	55	44	31	23

Class 2-A2 to Maturity

Price: 99.991815	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	6.19	6.04	5.77	5.69	5.59	5.53
WAL (yr)	17.64	13.05	7.92	6.43	4.48	3.28
MDUR (yr)	10.57	8.76	6.11	5.16	3.80	2.89
First Prin Pay	139	96	55	44	31	23
Last Prin Pay	360	360	360	360	360	360

Class 2-A3 to Maturity

Price: 99.448581	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	6.02	5.92	5.81	5.79	5.77	5.79
WAL (yr)	7.96	5.64	3.35	2.72	1.91	1.41
MDUR (yr)	5.56	4.25	2.76	2.30	1.68	1.27
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	360	360	360	360	360	360

Class 3-A1 to Maturity

Price: 99.481983	10% CPR	15% CPR	25% CPR	30% CPR	40% CPR	50% CPR
Yield	5.90	5.84	5.78	5.77	5.78	5.80
WAL (yr)	8.18	5.76	3.38	2.74	1.91	1.41
MDUR (yr)	5.69	4.31	2.78	2.31	1.68	1.28
First Prin Pay	1	1	1	1	1	1
Last Prin Pay	360	360	360	360	360	360